CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Increase (decrease) in accounts payable	$ 11,979	$ 28,617	$ (1,277)
Increase in accrued expenses and other liabilities	88,689	34,272	30,625
Related Party [Member]
Increase (decrease) in accounts payable	8,348	19,706	711
Increase in accrued expenses and other liabilities	$ 4,564	$ 3,387	$ 1,173